Exhibit 10.48
10.48 Loan Agreement between Shandong Xiangrui and Agriculture
Development Bank of China, Dongping Branch, dated August 3, 2011, for a
RMB 30 million loan [English Translation of Summary]
•	Main contents:
•	Contract No.: 37092300-2011 Nian (Dongping) Zi No.0006
•	Execution Date: August 3, 2011
•	Loan Amount (RMB): RMB 30,000,000 Yuan
•	Purpose of the Loan: turnover of current capital
•	Contract Term: from August 3, 2011 to August 2, 2012
•	Guarantee Agreement No.: 37092300-2011 Nian Dongping (Bao) Zi No.0020, 37092300-2011 Nian Dongping (Bao) Zi No.0021
•	Interest Rate:
•	The annual interest rate is 6.56%;
•	Penalty interest rate for delayed repayment: annual interest rate plus 50%;
•	Penalty interest rate for embezzlement of loan proceeds: annual interest rate × 2;
•	Rights and obligations of the Borrower
•	Borrower must make the usage of the money in conformity with the purpose of the loan contracted in the agreement.
•	Borrower could apply to the Lender for extension of the loan.
•	Borrower has the right to request the Lend to keep the information obtained from the Borrower in relation to its debt, finance, business and operation secret.
•	Borrower promises the information provided by it is true, accurate, complete and valid.
•	Borrower should inform the relevant financial information to Lender monthly and cooperate with Lender for the investigation of the loan.
•	Borrower shall open special account for repaying the loan.
•	Borrower shall return the principal and interests timely.
•	Borrower shall inform the Lender within 15 days in advance if the name of the Borrower, the legal representative, the address, the telephone, business scope changes.
•
Borrower shall inform the Lender within 30 days in advance and obtain the consent from the Lender if the Borrower establish mortgage over its property for other’s debt, or provide guarantee for other’s debt.

•	Borrower shall inform the Lender within 3 days after the occurrence of related party transaction, or change of related party.
•
Borrower shall inform the Lender within 30 days in advance and obtain the consent from the Lender if the Borrower intends to conduct acquisition, merger or spilt, or reduce the registered capital, dispose its assets or other action which may affect the repayment of the debt.

•
Borrower shall inform the Lender within 3 days in advance and take the action to guarantee the repayment of the debt if the Borrower’s operation and financial status deteriorate, or involves in material financial disputes, or litigation and administrative penalty which may bring bad influence to its business.

•	Borrower shall inform the Lender within 3 days in advance and repay the loan or take the action to guarantee the repayment of the debt if the Borrower stops operation, or is revoked.
•	Borrow shall provide other guarantee if the guarantee under the Agreement has occurred changes which is detrimental to the Lender’s right.
•	Borrower bears the relevant fees under the agreement.
•	Rights and Obligations of the Lender:
•	Lender is entitled to get the information such as Borrower’s operation, financial activities, inventory and loan usage. Lender could require disclosure of Borrower’s financial status.
•	When withdrawing the principal and relevant fees on due or before the due date, Lender could obtain the money from Borrower’s account directly.
•	In the event of breaches of the agreement by Borrower, Lender can disclose Borrower’s breaches of the agreement publicly when the Borrower do not performance his (her) obligations.
•	Lender shall disburse the loan in a timely manner pursuant to the agreement.
•	Prepayment of the Loan:
•	Lender’s consent should be obtained if Borrower is willing to prepay the loan. The interest rate of prepayment shall accord with the agreement.
•	Liabilities of Breach of Contract:
•
Damages, penalty interest for delayed repayment; penalty interest for embezzlement of loan proceeds; imposition of compound interest; withdrawal of loan, prepayment of principal and interest before maturity, attachment of assets; lawyer’s fee and travel cost in case of litigation or arbitration due to the Borrower ’s breach of contract etc.

•	Headlines of the articles omitted
•	Clearing of the loan interest
•	Condition precedent to the drawing of the loan
•	Dispute settlement
•	Miscellaneous
•	Effectiveness
•	Validity
•	Attention

2